OPTIMUM FUND TRUST

Optimum Small-Mid Cap Growth Fund
(the "Fund")

Supplement to the Fund’s Statement of Additional Information
dated July 29, 2015

The following information replaces the section of the Fund's Statement of Additional Information entitled "Portfolio Managers — A. Other Accounts Managed — Optimum Small-Mid Cap Growth Fund — CWAM”:

The following chart lists certain information about types of other accounts for which the portfolio managers are primarily responsible as of July 29, 2015. Any accounts managed in a personal capacity appear under "Other Accounts" along with other accounts managed on a professional basis. This disclosure has been provided by the Sub-advisor.

Optimum Small-Mid Cap Growth Fund
	No. of Accounts	Total Assets Managed	No. Of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
CWAM
Robert A. Chalupnik
Registered Investment Companies	2	$743.08 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	9	$2.2 million	0	$0
William Doyle
Registered Investment Companies	2	$2,069.7 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	14	$4.1 million	0	$0

Neither Delaware Management Company nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Please keep this Supplement for future reference.

This Supplement is dated October 1, 2015.